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                                                                    Exhibit 99.2

                             BANK ONE ISSUANCE TRUST
                  Asset Pool One Monthly Servicer's Certificate

                            Monthly Period: May 2002



1. Capitalized terms used in this certificate have their respective meanings set forth in the Indenture, dated as of May 1, 2002 and the Asset Pool One Supplement, dated as of May 1, 2002, each between Bank One Issuance Trust and Wells Fargo Bank Minnesota, National Association, and the Amended and Restated Pooling and Servicing Agreement, dated as of March 28, 2002, between First USA Bank, National Association and The Bank of New York (Delaware).

2. First USA Bank, National Association is, as of the date hereof, the Transferor, Servicer and Administrator under the Transfer and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

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
4.   Collateral of Asset Pool One as of the last day of the related Monthly
     Period

     Collateral Certificates                                                                        3,000,000,000.00
     Principal Receivables                                                                                      0.00
     Excess Funding Amount                                                                                      0.00
                                                                                                                ----
     TOTAL                                                                                          3,000,000,000.00

5a. The Nominal Liquidation Amount of Asset Pool One notes as of the last day of the related Monthly Period

     ONEseries                                                                                      2,750,000,000.00
                                                                                                    ----------------
     TOTAL                                                                                          2,750,000,000.00

5b.  Asset Pool One Transferor Amount as of the last day of the related Monthly
     Period                                                                                           250,000,000.00

5c.  Asset Pool One Required Transferor Amount for the related Monthly Period                                   0.00

6a.  The aggregate amount of Collections of Principal Receivables received by
     Asset Pool One for the related Monthly Period                                                    440,323,863.96

6b. The aggregate amount of Collections of Principal Receivables allocated pursuant to Section 3.3 of the Asset Pool One Supplement for the related Monthly Period


     ONEseries                                                                          91.67%        403,630,208.63
                                                                                        ------        --------------
     TOTAL                                                                              91.67%        403,630,208.63

7a.  The aggregate amount of Collections of Finance Charge Receivables received
     by Asset Pool One for the related Monthly Period                                                  43,327,797.96

7b. The aggregate amount of Collections of Finance Charge Receivables allocated pursuant to subsection 3.2(a) of the Asset Pool One Supplement for the related Monthly Period


     ONEseries                                                                          91.67%         39,717,148.13
                                                                                        ------         -------------
     TOTAL                                                                              91.67%         39,717,148.13
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
8a.  The Asset Pool One Servicing Fee for the related Monthly Period                                 3,750,000.00

8b. The Asset Pool One Servicing Fee allocated to each Series pursuant to subsection 3.4(b) of the Asset Pool One Supplement for the related Monthly Period


     ONEseries                                                                          91.67%       3,437,500.00
                                                                                        ------       ------------
     TOTAL                                                                              91.67%       3,437,500.00

9a.  The Asset Pool One Default Amount for the related Monthly Period                               15,527,447.26

9b. The Asset Pool One Default Amount allocated to each Series pursuant to subsection 3.2(b) of the Asset Pool One Supplement for the related Monthly Period


     ONEseries                                                                          91.67%      14,233,493.32
                                                                                        ------      -------------
     TOTAL                                                                              91.67%      14,233,493.32

10. The percentage of outstanding balances in Asset Pool One that were delinquent as of the end of the day of the last day of the related Monthly Period.

     30-59 days                                                                                              1.28%
     60-89 days                                                                                              0.95%
     90-119 days                                                                                             0.72%
     120-149 days                                                                                            0.60%
     150-179 days                                                                                            0.53%
                                                                                                             -----
     TOTAL                                                                                                   4.08%
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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate on this 13th day of June 2002.

                                            FIRST USA BANK, National Association
                                            as Servicer

                                            By: /s/ Tracie Klein
                                               ------------------------------
                                                Tracie Klein
                                                First Vice President